SCHEDULE 14C INFORMATION
   INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

FILED BY THE REGISTRANT                         [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT      [ ]

CHECK THE APPROPRIATE BOX:
[X]   PRELIMINARY INFORMATION STATEMENT
[ ]   DEFINITIVE INFORMATION STATEMENT
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14c-5(d)(2))

                     INDUSTRIES INTERNATIONAL, INCORPORATED
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

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(2)   AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

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(3)   PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT
      TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

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(4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

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(5)   TOTAL FEE PAID:

[ ]   FEE PREVIOUSLY PAID WITH PRELIMINARY MATERIALS.

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(a)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

(1)   AMOUNT PREVIOUSLY PAID:

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(2)   FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

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(3)   FILING PARTY:

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(4)   DATE FILED:

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

                              INFORMATION STATEMENT
                                       OF
                     INDUSTRIES INTERNATIONAL, INCORPORATED

                            10880 WILSHIRE BLVD #2250
                              LOS ANGELES, CA 90024


                  THIS INFORMATION STATEMENT IS BEING PROVIDED
                        TO YOU BY THE BOARD OF DIRECTORS
                    OF INDUSTRIES INTERNATIONAL, INCORPORATED

                        WE ARE NOT ASKING YOU FOR A PROXY
                          AND YOU ARE REQUESTED NOT TO
                                 SEND US A PROXY

           The Board of Directors of Industries International, Incorporated (the "Company") has approved, and stockholders owning 15,365,003 shares of common stock, $.01 par value (the "Common Stock") outstanding as of May 17, 2004, representing 51.23% of the aggregate shares of Common Stock of the Company entitled to vote on such date, have consented in writing to the action described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada General Corporation Law and the Company's By-Laws to approve the action. Accordingly, the action will not be submitted to the other stockholders of the Company for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.

           This Information Statement is first being mailed or furnished to the stockholders of the Company on or about May [__], 2004, and the transaction described herein shall not become effective until at least 20 days thereafter.

                               ACTION BY BOARD OF
                                  DIRECTORS AND
                             CONSENTING STOCKHOLDERS

           The following corporate action was authorized by a joint written consent of the Board of Directors of the Company and holders entitled to vote a majority of the Common Stock dated May 17, 2004, a copy of which is attached hereto as Exhibit A:

           1. The approval of an amendment to the Company's Articles of Incorporation to change the Company's name to China Telephone, Inc.

           The reasons for, and general effect of, the Amendment to the Articles of Incorporation to change the name of the Company's is described in "AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY." A form of the Amendment is attached hereto as Exhibit B.

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

           The Board of Directors of the Company knows of no other matters other than those described in this Information Statement which have been recently approved or considered by the holders of the Company's Common Stock.

                                     GENERAL

           The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company's Common Stock.

           The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: Industries International, Incorporated, 10880 Wilshire Blvd #2250, Los Angeles, CA 90024,
Attn: Dr. Kit Tsui.

                                VOTING SECURITIES

           As of May 17, 2004, there were 29,992,944 outstanding shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share held by such holder.

                     INFORMATION ON CONSENTING STOCKHOLDERS

           Pursuant to the Company's Bylaws and the Nevada General Corporation Act, a vote by the holders of at least a majority of the Company's outstanding capital stock is required to effect the action described herein. The Company's Articles of Incorporation does not authorize cumulative voting. As of the record date, the Company had 29,992,944 voting shares of Common Stock issued and outstanding of which 14,996,472 shares are required to pass any stockholder resolutions. The consenting stockholders are collectively the record and beneficial owners of 15,365,003 shares, which represents 51.23% of the issued and outstanding shares of the Company's Common Stock. Pursuant to NRS 78.320 of the Nevada General Corporation Act, the consenting stockholders voted in favor of the actions described herein in a joint written consent, dated May 17, 2004, attached hereto as Exhibit A. No consideration was paid for the consent. The consenting stockholders' names, affiliations with the Company, and their beneficial holdings are as follows:


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Name            Affiliation, if any   Shares Beneficially Held    Percentage
--------------------------------------------------------------------------------
Dr. Kit Tsui    Chief Executive       10,259,929                  34.21%
                Officer
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Eryan Ting                            421,047                      1.40%
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Zuhong Xu                             700,000                      2.33%
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Zujin Xu                              650,000                      2.17%
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Zaozhen Fang                          550,000                      1.83%
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Lianli Xiong                          700,000                      2.33%
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Linli Yao                             625,000                      2.08%
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Zhuying Chen                          600,000                      2.00%
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Fuxing Luan                           286,527                       .96%
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Zhongping Wang                        250,000                       .83%
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Meibin Jin                            322,500                      1.08%
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                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

           The following table sets forth, as of May 17, 2004, certain information regarding the ownership of the Company's capital stock by each director and executive officer of the Company, each person who is known to the Company to be a beneficial owner of more than 5% of any class of the Company's voting stock, and by all officers and directors of the Company as a group.

           Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of May 17, 2004 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person.

Name and Address of
Beneficial Owner (1)             Shares Beneficially Owned (2)      Percentage
---------------------------      -----------------------------      ----------
Kit Tsui                               10,259,929                    34.21%

Weijiang Yu (3)                           350,000                       *

Guoqiong Yu                                13,000                       *

Zhiyong Xu (4)                            162,500                       *

Xiaochen Li                               117,974                       *

Hongyan Sun                                12,500                       *

All officers and directors
as a group (5 persons)                 10,915,903 (3)(4)             35.89%

----------
* less than 1%

(1) Unless otherwise noted, the address for each of the named beneficial owners is Industries International, Incorporated, 10880 Wilshire Blvd #2250, Los Angeles, CA 90024.

(2) Except as otherwise indicated, all shares are beneficially owned and sole voting and investment power is held by the persons named.

(3)  Includes options to purchase 300,000 shares of Common Stock.

(4)  Includes options to purchase 125,000 shares of Common Stock.


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              AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE THE
                              NAME OF THE COMPANY

           The board of directors adopted a resolution, by written consent, to amend the Corporation's Certificate of Incorporation to change the Corporation's name to "China Telephone, Inc." The amendment to the Corporation's Certificate of Incorporation in the form attached hereto as Exhibit B changes the Corporation's name. The FIRST Article of the Corporation's Certificate of Incorporation will read as follows:

           "FIRST:  The name of the Corporation shall be: China Telephone, Inc."

           The Board of Directors of the Company knows of no other matters other than those described in this Information Statement, which have been recently approved or considered by the holders of the Company's Common Stock.

                                         By Order of the Board of Directors

                                         Dr. Kit Tsui
                                         Chairman

Dated: May [__], 2004

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

                                    EXHIBIT A


                              JOINT WRITTEN CONSENT

                                     OF THE

                               BOARD OF DIRECTORS

                                       AND

                              MAJORITY STOCKHOLDERS

                                       OF

                     INDUSTRIES INTERNATIONAL, INCORPORATED


           The undersigned, being all of the members of the Board of Directors and the holders of at least a majority of the outstanding capital stock of Industries International, Inc., a Nevada corporation (the "Corporation"), acting pursuant to the authority granted by Sections 78.385, 78.315 and 78.320 of the Nevada General Corporation Law, and the By-Laws of the Corporation, do hereby consent to the adoption of the following resolutions by written consent as of the date set forth below:

           WHEREAS, the Board of Directors of this Corporation deems it desirable and in the best interest of the Corporation that the Articles of Incorporation be amended to change the name under which the Corporation was formed.

NOW THEREFORE, be it

           RESOLVED, that Article FIRST of the Articles of Incorporation of the Corporation be amended in its entirety to read as follows:

           "FIRST:   The name of the Corporation is China Telephone, Inc."

; and be it further

           RESOLVED, that the proper officers of the Corporation be, and hereby are, authorized, empowered and directed to make and execute a Certificate of Amendment to the Articles of Incorporation of the Corporation with the Secretary of State of Nevada; and be it further

           RESOLVED, that the proper officers of the Corporation be, and hereby are authorized, empowered and directed to do all things that may be necessary or appropriate to carry out the intent of the foregoing resolutions and the transaction contemplated thereby.

           This Joint Written Consent shall be added to the corporate records of this Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held by the Board of Directors and the stockholders of this Corporation. This


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

Joint Written Consent dated May 17, 2004 may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Joint Written Consent.

                                         DIRECTORS:


                                         Dr. Kit Tsui

                                         ------------------------------------
                                         Hongyan Sun

                                         ------------------------------------
                                         Zhiyong Xu

                                         STOCKHOLDERS:

                                         ------------------------------------
                                         Dr. Kit Tsui
                                         Shares: 10,259,929 shares

                                         ------------------------------------
                                         Eryan Ting
                                         Shares:  421,047 shares

                                         ------------------------------------
                                         Zuhong Xu
                                         Shares:  700,000 shares

                                         ------------------------------------
                                         Zujin Xu
                                         Shares:  650,000 shares

                                         ------------------------------------
                                         Zaozhen Fang
                                         Shares:  550,000 shares

                                         ------------------------------------
                                         Lianli Xiong
                                         Shares:  700,000 shares

                                         ------------------------------------
                                         Linli Yao
                                         Shares:  625,000 shares


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



                                         ------------------------------------
                                         Zhuying Chen
                                         Shares:  600,000 shares

                                         ------------------------------------
                                         Fuxing Luan
                                         Shares:  286,527 shares

                                         ------------------------------------
                                         Zhongping Wang
                                         Shares:  250,000 shares

                                         ------------------------------------
                                         Meibin Jin
                                         Shares:  322,500 shares


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


                                    EXHIBIT B

       DEAN HELLER
       Secretary of State
       204 North Carson Street, Suite 1
       Carson City, Nevada 89701-4299
       (775) 684 5708 Website: secretaryofstate.biz Certificate of Amendment

           (PURSUANT TO NRS 78.385 and 78.390)

           Important: Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

           Certificate of Amendment to Articles of Incorporation

           For Nevada Profit Corporations

           (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

           1. Name of corporation: Industries International, Incorporated


           2. The articles have been amended as follows (provide article numbers, if available):

           The Articles of Incorporation of Industries International, Inc. shall be amended by changing the

           First Article thereof, so that, as amended said Article shall be and read as follows:

           FIRST: The name of the corporation is China Telephone, Inc.

           3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 51.23% .*

           4. Effective date of filing (optional):

         (must not be later than 90 days after the certificate is filed)


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

           5. Officer Signature (required):

           *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

           IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

           SUBMIT IN DUPLICATE



           This form must be accompanied by appropriate fees. See attached fee schedule.


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